DEBT	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
DEBT	DEBT

(in thousands of $)	2019	2018
Total debt, net of deferred finance charges	1,216,933	1,272,350
Less: Current portion of long-term debt due to third parties, net of deferred finance charges	(225,254)	(75,451)
Long-term debt, net of deferred finance charges	991,679	1,196,899

Our outstanding debt as of December 31, 2019 is repayable as follows:

Year Ending December 31, (in thousands of $)
2020	228,186
2021	793,568
2022	57,431
2023	12,819
2024	12,836
2025 and thereafter	118,104
Total debt	1,222,944
Less: deferred finance charges	(6,011)
Total debt, net deferred finance charges	1,216,933
As of December 31, 2019 and 2018, the maturity dates for our total debt were as follows:

(in thousands of $)	2019	2018	Maturity date
2015 Norwegian Bonds	150,000	150,000	2020
$800 million credit facility	568,000	595,000	2021
2017 Norwegian Bonds	250,000	250,000	2021
NR Satu Facility	74,113	88,863	2022
Eskimo SPV Debt*	180,831	199,237	2025
Total debt	1,222,944	1,283,100
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* This represents the total loan facility drawn down by the subsidiary of CMBL, which we consider to be a VIE. We determined that we are the primary beneficiary of this VIE as we are expected to absorb the majority of the VIEs’ losses and residual gains associated with the vessel sold and leased backed from the subsidiary of CMBL. Accordingly, the VIE and its related loan facilities are consolidated in our results. See note 2 and note 5.

2015 Norwegian Bonds

In May 2015, we completed the issuance and sale of $150 million aggregate principal amount of five years non-amortizing bonds in Norway (the “2015 Norwegian Bonds”). The 2015 Norwegian Bonds mature on May 22, 2020 and bear interest at a rate of LIBOR plus 4.4%. In connection with the issuance of the 2015 Norwegian Bonds, we entered into an economic hedge interest rate swap arrangement to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2015 Norwegian Bonds to an all-in fixed rate of 6.275%. Refer to note 30 ‘Subsequent events’ for more information.

$800 million credit facility

In April 2016, we entered into an $800.0 million senior secured credit facility (the “$800 million credit facility”) with a syndicate of banks to refinance existing financing arrangements secured by seven of our existing vessels. The vessels included in this facility are the Golar Freeze, the Golar Grand, the Golar Igloo, the Golar Maria, the Golar Spirit and the Golar Winter and the Methane Princess.

The $800 million credit facility has a five-year term and the initial credit facility consisted of a $650.0 million term loan facility and a $150.0 million revolving credit facility. The revolving credit facility was reduced by $25.0 million on September 30, 2017. The requirement for the revolving credit facility to be reduced by a further $50.0 million in September 2018 was waived until maturity. As of December 31, 2019, we had drawn down $125.0 million on the revolving credit facility. The term loan facility is repayable in quarterly installments with a total final balloon payment of $378.0 million together with any amounts outstanding under the revolving facility. The $800 million credit facility bears interest at a rate of LIBOR plus a margin of 2.5%. As of December 31, 2019, the balance outstanding under the $800 million credit facility amounted to $568.0 million. Management is currently exploring various options to obtain the necessary funds to refinance the maturing credit facility. We have a track record of successfully refinancing our debt requirements and given the strong fundamentals of the underlying assets (contracted cash flows and existing leverage ratios), we believe that it is probable that we will obtain the necessary funding to meet our payment obligations under the maturing $800 million credit facility in April 2021.

The facility requires a security deposit to be held for the period of the loan, unless certain conditions are met. These balances are referred to in these consolidated financial statements as restricted cash. As of December 31, 2019, the value of the restricted cash deposit secured against the loan was $23.6 million. See note 17.

2017 Norwegian Bonds

On February 15, 2017, we completed the issuance and sale of $250.0 million aggregate principal amount of our 2017 Norwegian Bonds (the “2017 Norwegian Bonds”) which will mature in May 2021 and bear interest at a rate of 3-month LIBOR plus 6.25%. In connection with the issuance of the 2017 Norwegian Bonds, we entered into economic hedge interest rate swaps to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2017 Norwegian Bonds to an all-in interest rate of 8.194%. The 2017 Norwegian Bonds were listed on the Oslo Bors in July 2017. Refer to note 30 ‘Subsequent events’ for more information.
NR Satu Facility
In December 2012, PTGI, the company that owns and operates the NR Satu, entered into a seven year $175.0 million secured loan facility (or the NR Satu Facility). The NR Satu Facility was split into two tranches, a $155.0 million term loan facility and a $20.0 million revolving facility. The facility was with a syndicate of banks and bore interest at LIBOR plus a margin of 3.5%. The loan was payable on a quarterly basis with a final balloon payment of $52.5 million due in November 2019.

In March 2018, the NR Satu facility was extinguished and subsequently refinanced with Sumitomo Mitsui Banking Corporation ("SMBC") under a new loan facility (the "New NR Satu Facility") which bears interest at LIBOR plus margin of 2.35%. The New NR Satu Facility is split into two tranches, a $155.0 million term loan facility and a $20.0 million revolving facility. The maturity of the New NR Satu Facility was extended to the earliest to occur of (i) November 30, 2022; (ii) the expiration date of the NR Satu Charter; or (iii) when all the amounts outstanding under the New NR Satu Facility have been repaid. The New NR Satu facility is payable on a quarterly basis with a final balloon payment upon maturity.

As of December 31, 2019, the balance outstanding under the New NR Satu facility was $74.1 million. The facility requires certain cash balances to be held on deposit during the period of the loan. These balances are referred to in these Consolidated Financial Statements as restricted cash. As of December 31, 2019, the value of the restricted cash deposit secured against the loan was $9.5 million. See note 17.

Eskimo SPV Debt

In November 2015, we entered into a sale and leaseback transaction pursuant to which we sold the Golar Eskimo to Eskimo SPV, a subsidiary of CMBL, and leased back the vessel under a bareboat charter for a monthly hire rate. In November 2015, Eskimo SPV, which is the legal owner of the Golar Eskimo, entered into a long-term loan facility (the “Eskimo SPV Debt”). The facility bears interest at a rate of LIBOR plus a margin. See note 5.

Debt and lease restrictions

As of December 31, 2019, we were in compliance with all covenants under our existing debt and lease agreements.
Our debt arrangements contain certain operating and financing restrictions and covenants that require: (a) the Partnership to maintain a minimum level of liquidity of $30 million and consolidated net worth between ranges $123.95 million and $250 million, (b) the Partnership to maintain a minimum EBITDA to debt service ratio of 1.15:1, (c) the Partnership to not exceed a maximum net debt to EBITDA ratio of 6.5:1, (d) the Partnership to maintain a minimum percentage of the vessel values over the relevant outstanding loan facility balances of 110%, (e) certain of the Partnership’s subsidiary to maintain a minimum debt service coverage of 1.10:1, (f) the Partnership to maintain the listing and quotation of the 2015 and 2017 Norwegian bonds on the Oslo Bors and (g) ensure the common units remain listed on the NASDAQ or other recognized stock exchange.